UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2020

GREAT SOUTHERN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (417) 887-4400

Not Applicable

(Former name or former address, if changed
since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GSBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Underwriting Agreement. On June 10, 2020, Great Southern Bancorp, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Piper Sandler & Co. and Keefe, Bruyette & Woods, Inc., as representatives of the underwriters named in Schedule A to the Underwriting Agreement (the “Underwriters”). Pursuant to the Underwriting Agreement, the Company issued and sold $75.0 million aggregate principal amount of 5.50% Fixed-to-Floating Rate Subordinated Notes due 2030 (the “Notes”) at a public offering price equal to 100% of the aggregate principal amount of the Notes.

The offering of the Notes closed on June 12, 2020. The net proceeds from the sale of the Notes to the Company were approximately $73.6 million, after deducting underwriting discounts and estimated expenses payable by the Company. The Company intends to use the net proceeds of the offering for general corporate purposes, which may include repayment or redemption of outstanding indebtedness, the payment of dividends, providing capital to support the Company’s organic growth or growth through strategic acquisitions, capital expenditures, financing investments, repurchasing shares of the Company’s common stock, and for investments in Great Southern Bank (the “Bank”), a wholly owned subsidiary of the Company, as regulatory capital.

The Notes were offered and sold pursuant to a shelf registration statement on Form S-3 filed with the Securities and Exchange Commission (the “SEC”) that became effective on April 15, 2020 (File No. 333-237548), a base prospectus dated April 15, 2020 included as part of the registration statement, a preliminary prospectus supplement filed on June 8, 2020 and a final prospectus supplement filed on June 11, 2020 with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”).

The Underwriting Agreement contains representations, warranties and covenants customary in agreements of this type. These representations, warranties and covenants are not representations of factual information to investors about the Company or its subsidiaries, and the sale of the Notes is not a representation that there has not been any change in the condition of the Company. The Company also agreed to indemnify the Underwriters against certain liabilities arising out of or in connection with the sale of the Notes.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the complete text of the Underwriting Agreement, a copy of which is included as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Indenture and Notes. The Notes were issued under a base indenture dated as of June 12, 2020 (the “Base Indenture”) by and between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the first supplemental indenture dated as of June 12, 2020 between the Company and the Trustee (the “First Supplemental Indenture”) (the Base Indenture and the First Supplemental Indenture are referred to collectively as the “Indenture”). The terms of the Notes are set forth in, and such Notes are governed by, the Indenture.

The Notes will mature on June 15, 2030 if not previously redeemed. From and including the date of issuance to, but excluding, June 15, 2025 or the date of earlier redemption, the Notes will bear interest at a rate equal to 5.50% per annum, payable semi-annually in arrears on each June 15 and December 15, commencing on December 15, 2020. From and including June 15, 2025 to, but excluding, the maturity date or the date of earlier redemption, the Notes will bear interest at a floating rate per annum equal to a benchmark rate (which is expected to be Three-Month Term SOFR (as defined in the Indenture)), plus 532.5 basis points, payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, commencing on September 15, 2025. Notwithstanding the foregoing, in the event that the benchmark rate is less than zero, then the benchmark rate shall be deemed to be zero.

The Company may, at its option, redeem the Notes (i) in whole or in part beginning with the interest payment date of June 15, 2025, and on any interest payment date thereafter or (ii) in whole but not in part, at any time, including prior to June 15, 2025, if (1) a change or prospective change in law occurs that could prevent the Company from deducting interest payable on the Notes for U.S. federal income tax purposes; (2) a subsequent event occurs that could preclude the Notes from being recognized as Tier 2 Capital for regulatory capital purposes; or (3) the Company is required to register as an investment company under the Investment Company Act of 1940, as amended. The redemption price for any redemption is 100% of the principal amount of the Notes, plus accrued and unpaid interest thereon to, but excluding, the date of redemption. Any redemption of the Notes will be subject to the receipt of the approval of the Board of Governors of the Federal Reserve System (the “Federal Reserve”) to the extent then required under the rules of the Federal Reserve.

There is no right of acceleration of maturity of the Notes in the case of default in the payment of principal of, or interest on, the Notes or in the performance of any other obligation of the Company under the Notes or the Indenture. The Indenture provides that holders of the Notes may accelerate payment of indebtedness only upon certain events related to the Company’s bankruptcy or insolvency, whether voluntary or involuntary, or the Bank’s insolvency, whether voluntary or involuntary.

The Notes are unsecured, subordinated obligations of the Company and rank junior to all of its existing and future Senior Indebtedness (as defined in the Indenture), including all of its general creditors. The Notes rank equal with any of the Company’s existing and all of its future indebtedness the terms of which provide that such indebtedness ranks equally with the Notes, and rank senior to (i) the Company’s existing junior subordinated debentures and (ii) any of the Company’s future indebtedness the terms of which provide that such indebtedness ranks junior to note indebtedness such as the Notes. In addition, the Notes are effectively subordinated to all secured indebtedness of the Company to the extent of the value of the collateral securing such indebtedness. The Notes are structurally subordinated to any existing and future liabilities and obligations of the Company’s subsidiaries, including the deposit liabilities and claims of other creditors of the Bank. The Notes are obligations of the Company only and will not be obligations of, and will not be guaranteed by, any of its subsidiaries.

The foregoing descriptions of the Base Indenture, the First Supplemental Indenture and the Notes are not complete and are each qualified in their entirety by reference to the complete text of the Base Indenture, the First Supplemental Indenture and the form of the Notes, copies of which are included as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 8.01 Other Events.

On June 10, 2020, the Company issued a press release announcing the pricing of its offering of the Notes, which is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report on Form 8-K, including the exhibits hereto, shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Any offering of the Notes is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 1.1	Underwriting Agreement, dated June 10, 2020, between Great Southern Bancorp, Inc. and Piper Sandler & Co. and Keefe, Bruyette & Woods, Inc., as representative of the Underwriters named in Schedule A thereto

Exhibit 4.1	Indenture, dated June 12, 2020, between Great Southern Bancorp, Inc. and U.S. Bank National Association, as Trustee

Exhibit 4.2	First Supplemental Indenture, dated June 12, 2020, between Great Southern Bancorp, Inc. and U.S. Bank National Association, as Trustee

Exhibit 4.3	Form of 5.50% Fixed-to-Floating Rate Subordinated Note due 2030 (included in Exhibit 4.2)

Exhibit 5.1	Opinion of Silver, Freedman, Taff & Tiernan LLP regarding the legality of the Notes

Exhibit 23.1	Consent of Silver, Freedman, Taff & Tiernan LLP (included in Exhibit 5.1)

Exhibit 99.1	Press release dated June 10, 2020

Exhibit 104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

Forward-Looking Statements

This report contains statements that are considered forward-looking statements within the meaning of and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified with use of terms such as “may,” “might,” “will,” “would,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “could,” “continue” and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions, known trends and statements about future performance, operations, products and services of the Company (referred to below as “we,” “us” or “our”) and its subsidiaries. Our ability to predict results or the actual effects of future plans or strategies is inherently uncertain. You should be aware that our actual results could differ materially from those contained in the forward-looking statements. The novel coronavirus disease, or COVID-19, pandemic is adversely affecting us, our customers, counterparties, employees, and third-party service providers, and the ultimate extent of the impacts on our business, financial position, results of operations, liquidity, and prospects is uncertain. Continued deterioration in general business and economic conditions, including further increases in unemployment rates, or turbulence in domestic or global financial markets could adversely affect our revenues and the values of our assets and liabilities, reduce the availability of funding, lead to a tightening of credit, and further increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices as a result of, or in response to COVID-19, could affect us in substantial and unpredictable ways.

Other factors that could cause or contribute to such differences include, but are not limited to: (i) expected revenues, cost savings, earnings accretion, synergies and other benefits from our merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (ii) changes in economic conditions, either nationally or in our market areas; (iii) fluctuations in interest rates; (iv) the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (v) the possibility of other-than-temporary impairments of securities held in our securities portfolio; (vi) our ability to access cost-effective funding; (vii) fluctuations in real estate values and both residential and commercial real estate market conditions; (viii) the ability to adapt successfully to technological changes to meet customers' needs and developments in the marketplace; (ix) the possibility that security measures implemented might not be sufficient to mitigate the risk of a cyber-attack or cyber theft, and that such security measures might not protect against systems failures or interruptions; (x) legislative or regulatory changes that adversely affect our business, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and its implementing regulations, the overdraft protection regulations and customers' responses thereto and the Tax Cut and Jobs Act of 2017; (xi) changes in accounting policies and practices or accounting standards, including Accounting Standards Update 2016-13, Credit Losses (Topic 326), “Measurement of Credit Losses on Financial Instruments,” commonly referenced as the Current Expected Credit Loss model, which, upon adoption, is expected to result in an increase in our allowance for credit losses; (xii) results of examinations of us by our regulators, including the possibility that the regulators may, among other things, require us to limit our business activities, change our business mix, increase our allowance for loan losses, write-down assets or increase our capital levels, or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; (xiii) costs and effects of litigation, including settlements and judgments; (xiv) competition; (xv) uncertainty regarding the future of LIBOR; (xvi) natural disasters, war, terrorist activities or civil unrest and their effects on economic and business environments in which we operate; and (vii) other risks discussed under the heading “Risk Factors” in the final prospectus supplement for the offering of the Notes, as well as the risk factors included in the documents incorporated therein by reference, including under Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2019 and Part II, Item 1A of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, all of which could cause actual results to differ from those set forth in the forward-looking statements.

There can be no assurance that other factors not currently anticipated by us will not materially and adversely affect our business, financial condition and results of operations. Readers are cautioned not to place undue reliance on our forward-looking statements, which reflect management’s analysis and expectations only as of the date of such statements. Forward-looking statements speak only as of the date they are made, and we do not intend, and undertake no obligation, to publicly revise or update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by federal securities law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date: June 12, 2020	By:	/s/ Joseph W. Turner
Joseph W. Turner, President and Chief Executive Officer

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